UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 23, 2021

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2021, Paratek Pharmaceuticals, Inc. (“Paratek”) entered into a modification (the “BARDA Modification”) to its contract, dated December 18, 2019, as amended, with the Biomedical Advanced Research and Development Authority (“BARDA”), a division of the U.S. Department of Health and Human Services’ Office of the Assistant Secretary for Preparedness and Response, in order to provide additional funding of approximately $19 million to enable Paratek to execute a U.S. Food and Drug Administration (“FDA”) Animal Efficacy Rule development program to support a supplemental new drug application (“sNDA”) to the FDA for NUZYRA® (omadacycline) for post-exposure prophylaxis (“PEP”) and treatment of pulmonary anthrax.

The BARDA Modification also specifies the following triggers for each of the three remaining procurements by BARDA of NUZYRA anthrax treatment courses under the contract, which were previously options to be triggered at BARDA’s discretion and which collectively represent a maximum of approximately $115.3 million of funding under the contract: (1) BARDA’s receipt of positive top line data from Paratek’s pilot efficacy study for the treatment of inhalation anthrax in rabbits (CLIN 0006); (2) BARDA’s receipt of positive top line data in PEP and treatment of inhalation anthrax from a combination of Paratek’s pilot and pivotal efficacy studies in animal models (CLIN 0007); and (3) Paratek’s receipt of sNDA approval from the FDA for treatment of inhalational anthrax (CLIN 0008).

The foregoing is a brief description of the material terms of the BARDA Modification and does not purport to be a complete description of the rights and obligations of the parties thereunder. The foregoing description is qualified in its entirety by reference to the BARDA Modification, which Paratek intends to file as an exhibit to its next Quarterly Report on Form 10-Q.

Item 7.01	Regulation FD Disclosure.

On September 27, 2021, Paratek issued a press release announcing the entry into the BARDA Modification. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release, dated September 27, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2021	PARATEK PHARMACEUTICALS, INC.
	By:	/s/ William M. Haskel
Name: William M. Haskel
Title: Chief Legal Officer, General Counsel and Corporate Secretary